                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                FARR COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                  FARR COMPANY
                                2221 PARK PLACE
                          EL SEGUNDO, CALIFORNIA 90245



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 30, 1996

     The Annual Meeting of the Stockholders of Farr Company, a Delaware corporation, will be held in the Company's offices located at 2221 Park Place, El Segundo, California, on Tuesday, April 30, 1996, at 11:00 a.m. for the following purposes:

       1. To elect two directors to serve for three years and until their successors are elected and have qualified. The Board of Directors' nominees are named in the accompanying Proxy Statement which is part of this Notice.

       2. To consider and vote upon a proposal to amend the Company's 1991 Stock Option Plan for Non-Employee Directors of Farr Company.

       3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on March 8, 1996 as the record date for the determination of stockholders entitled to vote at this meeting.

     All stockholders are cordially invited to attend the meeting.


                                                   Kenneth W. Gerstner
                                                        Secretary

El Segundo, California
March 27, 1996

--------------------------------------------------------------------------------
    In order to ensure your representation at the meeting, you are requested to sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the meeting and file with the Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.
--------------------------------------------------------------------------------

                                  FARR COMPANY
                              -------------------

                                PROXY STATEMENT

          This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Farr Company (the "Company") to be held at 11:00 a.m. on Tuesday, April 30, 1996. This solicitation is made by the Board of Directors of the Company, and the costs thereof, which will be borne by the Company, are expected to be nominal. Brokerage houses, custodians, nominees and others who hold stock in their names will be reimbursed for expenses in sending proxy material to their principals.

          The Company intends to send this Proxy Statement and form of proxy to its stockholders on or about March 27, 1996. The principal executive offices of the Company are located at 2221 Park Place, El Segundo, California 90245, telephone (310) 536-6300.

          The stockholders of record at the close of business on March 8, 1996 are entitled to one vote for each share of stock held by them. On March 8, 1996 there were outstanding 3,625,524 shares of the Company's common stock, par value $.10 per share (the "Common Stock"). A majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business. Any proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. Proxies will be voted as directed.

          Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

          In voting for the election of directors, each share has one vote for each position to be filled, and there is no cumulative voting. Directors will be elected by a plurality of the shares voting, which means that abstentions or broker non-votes will not affect the election of the candidates receiving the plurality of votes. All other proposals to come before the Annual Meeting require the approval of a majority of the shares of Common Stock present and entitled to vote at the meeting. Therefore, as to any such particular proposal, abstentions will have the same effect as a vote against that proposal and broker non-votes will not be counted as votes for or against the proposal, and will not be included in counting the number of votes necessary for approval of the proposal.


                             PRINCIPAL STOCKHOLDERS

          The following table sets forth information as of February 28, 1996 with respect to shares of the Common Stock which are held by persons known to the Company to be beneficial owners of more than 5% of such stock and by all officers and directors as a group based upon information received from such persons. For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of securities, regardless of any economic interest therein.

           COMMON STOCK BENEFICIALLY OWNED BY PRINCIPAL STOCKHOLDERS
           ---------------------------------------------------------

                                                AMOUNT AND
                                                 NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP     PERCENT OF CLASS
---------------------------------------   -----------------------   -----------------
Trust for M.S. Farr Family                        394,332(1)               10.9%
26561 Campesino
Mission Viejo, California 92691

Wellington Management Company                     352,800(2)                9.7%
75 State Street
Boston, Massachusetts  02109

Capital Technology Inc.                           186,925(3)                5.2%
P.O. Box 472428
Charlotte, North Carolina 28247

----------------
(1) In March 1996, David J. Farr was appointed trustee, and as such has sole power to vote and dispose of all of such shares.

(2) Based on the information contained in a Schedule 13G filed with the Securities and Exchange Commission reflecting beneficial ownership as of December 31, 1995.

(3) Based on information contained in Vickers Corporation Reports (Form 13F) at February 26, 1996 reporting certain institutional ownership.


                    OWNERSHIP OF VOTING STOCK BY MANAGEMENT

   The following table sets forth information with respect to the beneficial ownership of the Common Stock by the Company's directors, its Chief Executive Officer, each of the other persons named in the Summary Compensation Table and all directors and executive officers as a group as of February 28, 1996.

                                                                          SHARES         PERCENT
                                                                       BENEFICIALLY         OF
NAME OF BENEFICIAL OWNER                    POSITION                   OWNED(1)(2)       CLASS(1)
------------------------                    --------                   ------------      --------
Robert Batinovich             Director                                      73,315          2.0%

Richard P. Bermingham         Director                                      10,500            *

David J. Farr                 Director                                      49,000(3)       1.4%

Richard L. Farr               Director and Senior Vice President           105,696          2.9%

Kenneth W. Gerstner           Senior Vice President and                     19,908            *
                              Chief Financial Officer

John C. Johnston              President and Chief Operating Officer            977            *

John J. Kimes                 Director                                       2,000            *

H.J. Meany                    Chairman and Chief Executive Officer          90,500          2.5%

Myron G. Rasmussen            Vice President                                21,819            *

Directors and Executive                                                    373,715(3)      10.0%
 Officers as a group (9
 persons)


*   Less than 1%

(1) For purposes of computing the percentages, the number of shares of Common Stock outstanding includes shares purchasable by such individual or group within 60 days upon exercise of outstanding stock options.

                                                           (footnotes continued)

(footnotes continued)

(2) Includes shares purchasable within 60 days upon exercise of outstanding stock options as follows: R. Batinovich, 4,000; R.P. Bermingham, 8,000; D. Farr, 4,000; R.L. Farr, 25,656; K.W. Gerstner, 17,500 J.J. Kimes, 2,000;
    H.J. Meany, 8,000; M.G. Rasmussen 14,281; all directors and executive officers as a group, 83,437.

(3) Does not include 394,332 shares held by the M.S. Farr Family Trust as to which David J. Farr was appointed trustee in March 1996. As trustee, Mr. Farr has sole power to vote and dispose of shares held by such trust but has no economic interest in such shares.


                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

   Pursuant to the Company's Bylaws the Company has six directors, divided into three classes. Two directors are to be elected at the Annual Meeting, each of whom will serve until the 1999 Annual Meeting and until his respective successor shall have been elected or appointed.

   In the absence of instructions to the contrary, votes will be cast for the election of the following as directors pursuant to the proxies solicited hereby. Although the Board of Directors expects that each of the nominees will be available to serve as a director, in the event any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly. However, the proxy cannot be voted for a greater number of persons than the number of nominees designated by the Board of Directors.

                                 1995 NOMINEES
                                 -------------

                              PRINCIPAL BUSINESS EXPERIENCE DURING PAST       DIRECTOR
       NAME          AGE       5 YEARS AND CERTAIN OTHER DIRECTORSHIPS         SINCE
------------------   ---   ------------------------------------------------   --------
Richard P.           56    Vice Chairman of American Golf Corporation           1990
 Bermingham                (since July 1994), golf course management
                           company; President and Chief Executive Officer
                           (from May 1987 to June 1994) of Sizzler
                           International, Inc., operator and franchisor of
                           restaurants.

Richard L. Farr      52    Senior Vice President (since January 1995),          1988
                           Vice President (from November 1987 to
                           December 1994) of the Company; first cousin of
                           David J. Farr.

                                          CONTINUING DIRECTORS
                                          --------------------

                                 PRINCIPAL BUSINESS EXPERIENCE DURING PAST       DIRECTOR    TERM
        NAME           AGE        5 YEARS AND CERTAIN OTHER DIRECTORSHIPS         SINCE     EXPIRES
--------------------   ---   -------------------------------------------------   --------   -------
Robert Batinovich      59    Chairman and President of Glenborough Realty          1994      1998
                             Trust Incorporated (since 1996), a real estate
                             investment company; President and majority
                             owner of Glenborough Corporation (since
                             1978); Commissioner and past President (from
                             1975 to 1980) of the California Public Utilities
                             Commission.

David J. Farr          58    Owner (since 1965) of David J. Farr Insurance          1994     1998
                             Services, financial consultant and life
                             underwriter; first cousin of Richard L. Farr

John J. Kimes          53    President and Chief Executive Officer of               1995     1997
                             Computerized Security Systems (since 1988),
                             manufacturer of electronic and mechanical lock
                             hardware and systems; Vice President
                             Administration and Controller (from 1981 to
                             1988) of NI Industries, Inc., manufacturer of
                             building, industrial and defense products.

H.J. Meany             73    Chairman and Chief Executive Office (since             1976      1997
                             February 1996); Chairman, President and Chief
                             Executive Officer (from April 1994 to February
                             1996), Director (from June 1976 to March
                             1994) of the Company; Retired, Chairman of
                             the Board and Chief Executive Officer (from
                             October 1975 to March 1988) of NI Industries,
                             Inc., manufacturer of building, industrial and
                             defense products; Director, APS Inc.; Director,
                             BWIP, Inc.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

   The Board of Directors held eight meetings during 1995. During 1995, no director attended fewer than 75% of the meetings of the Board of Directors and committees on which he served and which were held while such director was a director.

   Directors who are not employees of the Company are paid an annual retainer of $9,000 and $600 for each Board of Directors and committee meeting attended. Committee chairmen are paid $800 for each committee meeting attended. Directors who are employees of the Company are not paid for attending Board of Directors meetings.

   On January 22, 1991, the Board of Directors adopted the 1991 Stock Option Plan for Non-Employee Directors (the "Director Plan"). Pursuant to the Director Plan, each non-employee director of the Company is automatically granted in each calendar year, for four years, an option to purchase 2,000 shares of Common Stock. The price for each option granted under the Director Plan will be the greater of (a) the fair market value of the Common Stock on the date of grant and (b) the minimum legal consideration necessary for the issuance of such shares. As of March 1, 1996, options to purchase 8,000 shares of Common Stock have been granted under the Director Plan to Mr. Meany, options to purchase 10,000 shares of Common Stock have been granted under the Director Plan to Mr. Bermingham and options to purchase 4,000 shares of Common Stock have been granted under the Director Plan to each of Messrs. Batinovich, D.J. Farr and Kimes, none of which has been exercised. The Board adopted the Second Amendment to the Director Plan on September 12, 1995, which Second Amendment is being submitted for stockholder approval at the Annual Meeting (see Proposal 2).

   In 1980, the Board of Directors adopted a deferred compensation plan pursuant to which directors may elect to defer all or a portion of their directors' fees.

   Among the committees of the Board of Directors are an Executive Committee, an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

   The Executive Committee is comprised of Messrs. Meany (Chairman), R.L. Farr and Bermingham. The purpose of the Executive Committee is to expedite the decision making process of the Board of Directors. The Executive Committee held no meetings in 1995.

   The Audit Committee is comprised of Messrs. Bermingham (Chairman) and Kimes. The Committee held two meetings in 1995. The functions performed by the Audit Committee include: recommending to the Board of Directors independent accountants to serve the Company for the ensuing year; reviewing with the independent accountants and management the scope and results of the audit; assuring that the independent accountants act independently; reviewing and approving any substantial change in the Company's accounting policies and practices; reviewing with management and the independent accountants the adequacy of the Company's system of internal controls; reviewing the Company's annual proxy statement; and reviewing non-audit professional services provided by the independent accountants and the range of audit and non-audit fees. To ensure independence of the audit, the Committee consults separately and jointly with the independent accountants and management.

   The Compensation Committee is comprised of Messrs. Batinovich (Chairman) and D.J. Farr. The Committee held two meetings in 1995. The functions performed by the Compensation Committee include reviewing and approving management's recommendations as to executive compensation and grants of stock options to key employees.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTORS NOMINATED IN PROPOSAL 1. Unless otherwise instructed, proxies will be voted FOR the election of management's two nominees as directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent holders are required to furnish the Company with copies of all such forms which they file.

   To the Company's knowledge, based solely on the Company's review of such reports or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1995 all filing requirements applicable to its officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16(a) of the Exchange Act were complied with.

                             EXECUTIVE COMPENSATION

   The following table shows the compensation paid by the Company to the Chief Executive Officer and its four other most highly compensated executive officers whose cash compensation for the fiscal year ended December 31, 1995 for services rendered in all capacities to the Company exceeded $100,000.

                         SUMMARY COMPENSATION TABLE(1)
                         --------------------------

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                       ----------------
                                                   ANNUAL COMPENSATION      AWARDS
                                                                       ----------------
                                                                           SECURITIES      ALL OTHER
                                                                           UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR    SALARY ($)   BONUS ($)  OPTIONS (#)       ($)(2)
----------------------------------------   ----   ---------     ---------  -----------    ------------
Richard L. Farr,                           1995     140,000      60,668       17,000          12,202
Senior Vice President                      1994     114,193           0        4,000           6,319
                                           1993     110,925       5,000            0           6,360

Kenneth W. Gerstner,                       1995     140,000      61,928       18,000          10,739
Senior Vice President and                  1994     114,457           0       16,000           4,877
Chief Financial Officer                    1993      64,510      10,000       10,000           1,478

John C. Johnston (3),                      1995     170,000      75,198       44,000           2,678
President and Chief Operating Officer      1994          --          --           --              --
                                           1993          --          --           --              --

H.J. Meany (4),                            1995           1           0            0               0
Chairman and Chief Executive Officer       1994           1           0        2,000           5,850
                                           1993          --          --        2,000          10,950

Myron G. Rasmussen,                        1995     116,749      38,533        2,000          12,110
Vice President                             1994     113,654           0        4,000           7,786
                                           1993     108,943       5,000            0           7,689

-------------
(1) Amounts cover the Company's fiscal year which were 52-week periods for 1993, 1994 and 1995.

(2)  The amounts reported in this column include for fiscal 1995:

     (a) payment of 1995 premiums for term life insurance on behalf of each of the named executive officers as follows: R.L. Farr -- $2,678; K.W. Gerstner -- $2,678; J.C. Johnston -- $2,678; and M.G. Rasmussen -- $4,173.

     (b) contributions under the Company's 401(k) Retirement Plan for 1995 as follows: R.L. Farr -- $8,185; K.W. Gerstner -- $6,684; and M.G. Rasmussen -- $6,827. Amounts contributed by the Company under this Plan vest 33 1/3% after three years of service and continue to vest annually in 33 1/3% increments, until they are fully vested after five years of service.

     (c) 1995 allocations of shares in the Company's Employee Stock Ownership Plans in the following amounts: R.L. Farr -- $1,339 (167 shares); K.W. Gerstner -- $1,377 (172 shares); and M.G. Rasmussen -- $1,110 (139 shares). Distributions from the Employee Stock Ownership Plan are made upon the participant's termination of employment or reaching the age of seventy and one-half.

     (d) payments of director compensation to Mr. Meany earned while serving as a non-employee director of the Company.

(3) Mr. Johnston became Senior Vice President of the Company effective January 10, 1995. In February 1996, Mr. Johnston was appointed President and Chief Operating Officer of the Company.

(4) Mr. Meany assumed the role of Chairman, President and Chief Executive Officer in April 1994 for a nominal annual compensation of $1.00. Prior to that time he served the Company as a non-employee director. All of Mr. Meany's options were granted pursuant to the Director Plan.

   In the event Mr. Johnston's employment is terminated, for reasons other than cause, at a time that he is reporting to someone other that the current Chairman, the Company has agreed to pay Mr. Johnston his current salary through December 31, 1996.

STOCK OPTION GRANTS

   The following table presents information regarding grants made during fiscal 1995 under the Company's stock option plans to all of the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------




                                    INDIVIDUAL GRANTS(2)
                          -----------------------------------------                          POTENTIAL
                                              % OF                                      REALIZABLE VALUE AT
                           NUMBER OF          TOTAL                                        ASSUMED ANNUAL
                           SECURITIES        OPTIONS                                    RATES OF STOCK PRICE
                           UNDERLYING       GRANTED TO   EXERCISE                           APPRECIATION
                            OPTIONS         EMPLOYEES    OR BASE                         FOR OPTION TERM(4)
                            GRANTED         IN FISCAL     PRICE         EXPIRATION  ---------------------------
      NAME                  (#)(1)            YEAR     ($/SHARE)(3)       DATE        5% ($)          10% ($)
     -----                ---------         ---------- ------------     ----------  ---------         ---------
Richard L. Farr              17,000            17.3      5.000          1/12/05       60,378           157,514
Kenneth W. Gerstner          18,000            18.4      5.000          1/12/05       63,930           166,780
John C. Johnston             44,000            44.9      5.000          1/12/05      156,274           407,685
H.J. Meany                        0             --         --               --           --                --
Myron G. Rasmussen            2,000             2.0      6.875          3/28/05        9,767            25,480

-------------
(1) Mr. Johnston's options granted in 1995 will become exercisable on the fourth anniversary date of the grant. Other employee options granted in 1995 will become exercisable in cumulative 25% installments commencing one year from the date of grant, with full vesting occurring on the fourth anniversary date of the grant.

(2) Under the terms of the 1993 Stock Option Plan for Key Employees, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding employee options and to reprice employee options, including accelerating the exercisability of options in the event of a merger or consolidation of the Company or the acquisition of all or substantially all of the Company's assets or 80% or more of the Company's outstanding voting stock, or the liquidation or dissolution of the Company.

(3) Mr. Rasmussen's options were granted at market value (as defined in the Company's Stock Option Plan) at the date of grant. All other employee options were granted at a special incentive award price of $5.00 per share.

(4) The assumed annual rates of appreciation in the table are shown for illustrative purposes only pursuant to applicable Securities and Exchange Commission requirements. Actual values realized on stock options are dependent on actual future performance of the Company's stock, among other factors. Accordingly, the amounts shown may not necessarily be realized.

STOCK OPTION EXERCISES

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                -----------------------------------------------
                       AND FISCAL YEAR END OPTION VALUES
                       ---------------------------------



                                                           NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                                 OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           SHARES        VALUE                   FY-END (#)                   FY-END ($)(1)
                         ACQUIRED ON    REALIZED       ------------------------------    ---------------------------
     NAME                 EXERCISE (#)   ($)(3)        EXERCISABLE      UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------   -----------    -------        ------------     -------------    -----------   -------------
Richard L. Farr             3,125         4,969            25,656          14,750          20,500          41,500

Kenneth W. Gerstner             0            --            17,500          26,500          30,250          57,250

John C. Johnston                0            --                 0          44,000               0         132,000

H.J. Meany(2)                   0            --             8,000               0           9,250               0

Myron G. Rasmussen          1,015         1,233            14,281           3,500           4,013           4,938

--------------
(1) Calculated based on the closing price of the Company's Common Stock ($8.00 per share) as reported on the NASDAQ National Market System at the end of the 1995 fiscal year.

(2) Mr. Meany holds total options to purchase 8,000 shares of Common Stock received pursuant to the Director Plan for his services to the Company as a non-employee director.

(3) Calculated based on the closing price of the Company's Common Stock on the date of exercise.

                         COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation Committee at the fiscal year ended December 31, 1995 were Messrs. Batinovich (Chairman) and D.J. Farr. Both are non-employee directors and neither has any direct or indirect material interest in or relationship with the Company outside of his position as director. To the Company's knowledge, there were no interrelationships involving members of the committee or other directors of the Company requiring disclosure in this Proxy Statement.

REPORT ON ANNUAL COMPENSATION OF EXECUTIVE OFFICERS

   The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                   *  *  *  *

   The Compensation Committee's policy is to establish compensation levels for the Chief Executive Officer (the "CEO") and other executive officers which reflects the Company's overall performance and the individual executive's contributions to the growth and profitability of the Company. The committee's job is to determine the appropriate executive compensation levels which will allow the Company to attract and retain qualified executives.

   The committee, with the assistance of the CEO, determines the compensation of the executive officers. This level of reward is based on the Company's overall performance. The Company's performance is measured by looking at the comparison of the Company's operating plan versus the achievement primarily in sales and earnings. The committee also considers qualitative factors such as new product development, organizational improvements and other factors the committee considers vital to the Company's success in meeting its long term sales growth and profit objectives. The committee focuses on each executive's area of responsibility and his contribution in helping to reach Company objectives.

   Except for the present CEO, the principal part of the compensation of each executive officer is his base pay. The committee meets during the first quarter of the year. Based upon its review of Company performance measured against the operating plan, the committee establishes salary levels for the executives and awards bonuses. In determining compensation, the committee also considers the practices of various industry groups. It will also consider data from outside compensation consultants. These industry groups generally have included companies in the same industry as the Company as well as other companies of similar size. Such companies are not included in the peer group of companies referred to below in the Stock Price Performance Graph. The committee believes that the Company's overall executive compensation levels generally are lower than the compensation levels at other companies considered by the committee. During 1995, the committee approved increases in the base salaries for two Senior Vice Presidents in conjunction with their promotions.

   In April 1994, Mr. Meany was appointed as Chairman, President and Chief Executive Officer of the Company. Mr. Meany had been on the Board of Directors. Mr. Meany requested that he receive an annual base salary of $1. The committee approved this. The committee has determined that Mr. Meany be rewarded for his services in a lump sum payment or other alternative payment deemed appropriate. This payment would be subject to approval by the Board of Directors. To measure the appropriate amount of compensation the committee will focus on Mr. Meany's success at achieving significant improvement in the Company's operations, performance and resulting success. The committee will be sensitive to the balance between short term performance and long term improvement. The committee will also evaluate Mr. Meany's ability to build and maintain a strong management team capable of meeting Company plans on a consistent basis. Since improvement may not be apparent in increased stock value, the committee will also consider other measurements. These measurements might include decreased losses, enhanced efficiency and change in core business momentum. The committee may consider the salary, benefits and bonuses that normally would have been paid to a person in a similar position. The committee believes this arrangement to be appropriate as Mr. Meany's compensation will be entirely dependent upon his performance in leading the Company to achieve its operating plans.

   Executive officers are eligible to receive bonuses under the Company's Management Incentive Plan. Under this plan, bonuses are based on the Company achieving a targeted return on assets. The return is calculated as income before taxes, certain profit sharing provisions and extraordinary items as a percentage of the assets. Based on the 1995 operating results, corporate performance exceeded the targeted return on assets allowing bonuses to be awarded to management. The committee also retains the discretion to award bonuses based on corporate or individual performance.

   The committee annually considers grants of stock options for each of the executive officers. The purpose of the stock option program is to provide incentives to the Company's management to maximize stockholder value. The option program also utilizes vesting periods to encourage key employees to continue in the employ of the Company. The committee determines the number of options for the executives. This number is based on the responsibility of the executive, the historic levels of option awards granted to other executives and the appropriate incentive level for purposes of achieving the objectives set for the option plan. Individual and corporate performance are carefully considered. In 1995, the committee approved option grants to the Company's President in conjunction with the Company's offer of employment and to two Senior Vice Presidents in conjunction with their promotions.

   The Internal Revenue Code of 1986 was amended in 1993 to include Section 162(m). Section 162 denies a deduction to a public corporation for compensation exceeding $1,000,000 to "covered employee." A "covered employee" is defined as the Chief Executive Officer and the Company's four most highly compensated officers at the end of any taxable year beginning in 1993. Compensation which is payable pursuant to written binding agreements entered into before February 18, 1993 and compensation which includes performance based compensation is excludable from the $1,000,000 limit. It is the Company's policy to qualify all compensation paid to its top executives for deductibility under Section 162(m) in order to maximize the Company's income tax deductions. However, this policy does not rule out the possibility that the Committee may approve compensation that may not qualify for the compensation deduction. This may be done if in light of all applicable circumstances it would be in the best interest of the Company for such compensation to be paid.

                                 Robert Batinovich
                                 David J. Farr

                         STOCK PRICE PERFORMANCE GRAPH

          The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          The following table compares total stockholder returns over the last five fiscal years to the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Pollution Control Index. Total return values for the S&P 500 and the Company were calculated based on cumulative total return values assuming reinvestment of dividends.






                              1990      1991      1992      1993      1994      1995

FARR COMPANY                 $100.00   $ 89.94   $ 61.09   $ 61.09   $ 59.87   $ 78.20

POLLUTION CONTROL INDEX      $100.00   $144.78   $168.37   $217.46   $208.04   $240.85
S&P 500 INDEX                $100.00   $130.48   $140.46   $154.62   $156.66   $215.54
======================================================================================

                                  PROPOSAL 2:


                  PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN
                   FOR NON-EMPLOYEE DIRECTORS OF FARR COMPANY

          At the Annual Meeting, stockholders are being asked to approve the adoption of an amendment to the 1991 Stock Option Plan for Non-Employee Directors (as amended, the "Director Plan") as adopted by the Board of Directors on September 12, 1995. The amendment to the Director Plan (i) increases the number of shares of Common Stock available to be issued under the Director Plan from 48,000 to 100,000, (ii) eliminates the aggregate limit on the number of stock options which may be granted to Directors under the Director Plan and
(iii) extends the term of the Director Plan for an additional six years. The Board of Directors has determined that this amendment is necessary because the Director Plan expired last year and continuance of the Director Plan is desirable (1) to further the growth, development and financial success of the Company by providing additional incentives to its non-employee directors, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success and (2) to enable the Company to obtain and retain the services of the type of directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company through exercise of the options.

          The table below sets forth information with respect to stock options granted, subject to stockholder approval of adoption of the amendment, under the Director Plan to the directors eligible to participate the Director Plan.

                               NEW PLAN BENEFITS
                               -----------------

NAME                                   DOLLAR VALUE ($)(1)   NUMBER OF UNITS(#)
----                                   -------------------   ------------------
Richard L. Farr                                --                    --
Kenneth W. Gerstner                            --                    --
John C. Johnston                               --                    --
H.J. Meany                                     --                    --
Myron G. Rasmussen                             --                    --
All Executive Officers as a group              --                    --
Non-Executive Directors                        250                  2,000
Non-Executive Officer Employees                --                    --

-------------
(1) Based on the closing price per share of the Company's Common Stock of $9.25 as quoted on the NASDAQ National Market System on March 12, 1996. Options having an exercise price of $9.125 per share were granted on September 12, 1995, at which time the closing sale price of the Common Stock on the NASDAQ National Market System was $9.125 per share.

   The principal features of the Director Plan are summarized below, but the summary is qualified in its entirety by reference to the Director Plan itself, copies of which will be available at the Annual Meeting and may also be obtained by making written request to the Company's Secretary.

STOCK SUBJECT TO THE DIRECTOR PLAN

   There are reserved for issuance upon the exercise of options granted under the Director Plan, as amended, an aggregate of 100,000 shares of Common Stock. On March 12, 1996 the closing sale price of the Common Stock on the NASDAQ National Market System was $9.25 per share. If any option granted under the Director Plan expires or terminates without having been exercised in full, the shares subject to such option will again be available for issuance upon the exercise of options granted under the Director Plan.

OPTION GRANTS AND EXERCISABILITY UNDER THE DIRECTOR PLAN

   Under the Director Plan each non-employee director of the Company is automatically granted once in each calendar year an option to purchase 2,000 shares of Common Stock. The initial grant of options under the Director Plan was effective on January 22, 1991. In subsequent calendar years, the options are automatically granted on the date of the regular meeting of the Board of Directors which next precedes the annual meeting of the Company's stockholders. No options may be granted under the Director Plan, as amended, after May 7, 2001. Appropriate adjustments in the number of shares subject to the Director Plan and the number of shares and the price per share of stock subject to outstanding options will be made in the event of any merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares. Only non-qualified stock options may be granted under the Director Plan. Should Mr. Bermingham, who has been nominated for election as a director, be approved by the stockholders, he will be eligible to be granted options under the Director Plan. In addition, Messrs. Batinovich, D.J. Farr, and Kimes, the Company's continuing non-employee directors, are eligible to be granted options under the Director Plan. The option price for each option granted under the Director Plan will be the greater of (a) the fair market value of the Common Stock on the date of grant and (b) the minimum legal consideration necessary for the issuance of such shares.

   Options granted pursuant to the proposed amendment to the Director Plan prior to the Annual Meeting may not be exercised unless such amendment and such options granted thereunder are approved by the stockholders at the Annual Meeting. At any time, and from time to time, prior to the time any exercisable option becomes unexercisable under the terms of the Director Plan, such option or portion thereof may be exercised in whole or in part.

   Options will have a term of ten years and will be exercisable on the first anniversary of the date of grant, except that all unexpired options owned by a director which are unexercisable on the date the director reaches the age of 70 will become fully exercisable on that date. No portion of an option which is unexercisable at termination of directorship may thereafter become exercisable.

   If an optionee terminates as a director for any reason, including death, disability or retirement, the optionee may exercise an option (unless it has previously expired) for a period of one year after such termination to the extent the option was exercisable at the age of termination. Notwithstanding the foregoing, no options may be exercised after the effective date of either the merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company. In addition, in the event of a merger or consolidation in which the Company is not the surviving entity, the acquisition by another company or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Board of Directors may allow all previously unexercisable options to become immediately exercisable for a period of up to thirty (30) days prior to such event.

   No option granted under the Director Plan may be assigned or transferred by its holder except by will or by the laws of descent and distribution. During the lifetime of the holder, an option may be exercised only by the holder, or his personal representative, or by any person empowered to do so under the deceased optionee's will or under the then applicable laws of descent and distribution.

ADMINISTRATION OF THE DIRECTOR PLAN

   The Stock Option Committee of the Board of Directors, consisting of the members of the Compensation Committee of the Board of Directors (but in no event less than two directors) will administer the Director Plan. The Stock Option Committee has the power to interpret the Director Plan, to adopt rules for the administration, interpretation and application of the Director Plan and to interpret, amend or revoke any such rule. The Board of Directors at any time in its discretion may exercise any and all rights and duties of the Committee.

AMENDMENT, SUSPENSION OR TERMINATION OF THE DIRECTOR PLAN

   The Director Plan may be wholly or partially terminated, suspended, modified or amended by the Board of Directors of the Company. No action of the Board of Directors may, however, without the approval of the Company's stockholders within 12 months before or after the action by the Board of Directors, (a) increase the maximum number of shares to be issued upon exercise of options unless otherwise permitted under the terms of the Director Plan, (b) materially modify the eligibility requirements, (c) extend the limit on the period during which options may be granted or (d) otherwise alter the Director Plan to materially increase the benefits accruing to the directors under the Director Plan.

TAX CONSEQUENCES UNDER THE DIRECTOR PLAN

   Options granted under the Director Plan are nonqualified stock options for federal income tax purposes. No taxable income is realized by the optionee upon the grant of a nonqualified option. However, upon exercise the optionee realizes ordinary income in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price and the Company is entitled to a deduction in the same amount. In the case of an optionee subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the optionee will recognize ordinary income after exercise only upon the expiration of six months following the date of grant (or on such earlier date as the optionee is no longer subject to Section 16(b)), and the Company shall not have a deduction until such date, unless the optionee elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to use the exercise date for purposes of such calculation. The Company is required to withhold taxes on the ordinary income realized by an optionee upon exercise of a nonqualified option.

   The initial tax basis of the Common Stock received by an optionee will be the fair market value of the Common Stock taken into account in determining the amount of ordinary income to the optionee. Any appreciation in the value of the Common Stock may qualify for capital gains treatment depending upon the applicable holding period.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

   The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve adoption of the amendment to the Director Plan and the options granted thereunder.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR STOCKHOLDER APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN. Unless otherwise instructed, proxies will be voted FOR approval of the amendment.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen & Co. audited the Company's financial statements for the year ended December 30, 1995, and have been the Company's auditors since 1970. In connection with its audit of the Company's financial statements for the year ended December 30, 1995, Arthur Andersen & Co. reviewed the Company's Annual Report to Stockholders, its filings with the Securities and Exchange Commission and its unaudited quarterly financial information.

   Representatives of Arthur Andersen & Co. are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so. It is expected that they will be available to respond to appropriate questions from the stockholders at the meeting.

   The Board of Directors has selected Arthur Andersen & Co. as auditors for the Company for the year ending December 28, 1996.


                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                         FOR NEXT YEAR'S ANNUAL MEETING

   The proxy rules adopted by the Securities and Exchange Commission provide that certain stockholder proposals must be included in the proxy statement for the Company's annual meeting. In order for a proposal to be considered for inclusion in next year's proxy statement, it must be received by the Company no later than November 25, 1996.


                                 OTHER MATTERS

   Should any matter not described in the Proxy Statement properly come before the meeting, the persons named in the accompanying proxy form will vote in accordance with their best judgment.

   The Company's Annual Report to Stockholders containing audited financial statements for the year ended December 30, 1995 is being mailed herewith to all stockholders of record.

                                 By Order of the Board of Directors

                                 Kenneth W. Gerstner
                                 Secretary

El Segundo, California
March 27, 1996


STOCKHOLDERS OF RECORD ON MARCH 8, 1996 MAY OBTAIN COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO KENNETH W. GERSTNER, 2221 PARK PLACE, EL SEGUNDO, CALIFORNIA 90245.

                              SECOND AMENDMENT TO
                        THE 1991 STOCK OPTION PLAN FOR
                    NON-EMPLOYEE DIRECTORS OF FARR COMPANY


     The Second Amendment (the "Amendment") to The 1991 Stock Option Plan for Non-Employee Directors of Farr Company (the "Plan") is hereby adopted as of the ______ day of September, 1995.

     Section 2.1 of the Plan is hereby amended and restated in its entirety as follows:

     "The shares subject to Options shall be shares of the Company's $.10 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 100,000."

     The last sentence of Section 3.1 of the Plan is hereby amended and restated in its entirely as follows:

     "No Director shall, however, be granted Options with respect to more than 2,000 shares of the Company's Common Stock per calendar year during the term of this Plan subject to adjustment provided in Section 2.3."


     Sections 7.2(a) and 7.2(b) are hereby amended and restated in their entirety as follows:

     "(a) The expiration of ten years from the date the Plan is adopted by the Board; or

     "(b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.3."

     This Amendment has been authorized and approved as of the date first above written by the Board of Directors.

                                            FARR COMPANY

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

     I hereby certify that the foregoing Amendment was duly approved by the stockholders of Farr Company on __________________, 1995. Executed on this ______ day of _____________, 1996.

                                             --------------------------------
                                                         Secretary

                        CONFIDENTIAL VOTING INSTRUCTIONS
PROXY                             FARR COMPANY
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 30, 1996

TO: FIRST INTERSTATE BANK OF CALIFORNIA AS TRUSTEE UNDER THE
    EMPLOYEE STOCK OWNERSHIP PLAN FOR OFFICE EMPLOYEES OF FARR COMPANY

  I hereby instruct the Trustee to vote (in person or by proxy) all the shares of Farr Company Common Stock which are credited to my account at the Annual Meeting of Stockholders of Farr Company to be held at the offices of the corporation, 2221 Park Place, El Segundo, California, on April 30, 1996 or at any adjournment thereof, on the following matters, as provided in the proxy statement, and upon any other matter which may properly come before the meeting.

             PLEASE MARK YOUR CHOICE LIKE THIS [X] IN DARK INK AND
                       SIGN AND DATE ON THE REVERSE SIDE

(1) ELECTION OF TWO DIRECTORS [_] Vote FOR ALL (except as marked to the contrary below) [_] WITHHELD for ALL

                   Richard P. Bermingham and Richard L. Farr

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------
(2) PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS OF FARR COMPANY:

                      FOR [_]   AGAINST [_]   ABSTAIN [_]

                  (Continued and to be signed on other side.)

--------------------------------------------------------------------------------

                                           ----------------------
                                           Shares of Common Stock

  PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN IN THE ENCLOSED ENVELOPE. YOUR SHARES WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF THIS CARD IS RETURNED SIGNED WITH NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTORS NAMED ABOVE AND FOR ITEM 2 ABOVE.

  Unless you sign and return this card so that it is received by the Trustee before April 23, 1996 your shares will be voted as provided by the Plan.

                                                     Date: ........., 1996

                                                     .....................

                                                     .....................
                                                     (Please sign EXACTLY
                                                            as your
                                                     name appears hereon)

                                                     When signing as
                                                     attorney, executor,
                                                     administrator,
                                                     trustee or guardian,
                                                     please give full title.
                                                     If more than one
                                                     trustee, all should
                                                     sign. All joint owners
                                                     should sign.

--------------------------------------------------------------------------------
                        CONFIDENTIAL VOTING INSTRUCTIONS
PROXY                             FARR COMPANY
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 30, 1996

TO: FIRST INTERSTATE BANK OF CALIFORNIA AS TRUSTEE UNDER THE
    EMPLOYEE STOCK OWNERSHIP PLAN FOR SHOP EMPLOYEES OF FARR COMPANY

  I hereby instruct the Trustee to vote (in person or by proxy) all the shares of Farr Company Common Stock which are credited to my account at the Annual Meeting of Stockholders of Farr Company to be held at the offices of the corporation, 2221 Park Place, El Segundo, California, on April 30, 1996 or at any adjournment thereof, on the following matters, as provided in the proxy statement, and upon any other matter which may properly come before the meeting.

    PLEASE MARK YOUR CHOICE LIKE THIS [X] IN DARK INK AND SIGN AND DATE ON THE
                                  REVERSE SIDE

(1) ELECTION OF TWO DIRECTORS [_] Vote FOR ALL (except as marked to the contrary below) [_] WITHHELD for ALL

                   Richard P. Bermingham and Richard L. Farr

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------
(2) PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS OF FARR COMPANY:
                      FOR [_]   AGAINST [_]   ABSTAIN [_]
                  (Continued and to be signed on other side.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                           -----------------
                                           Shares of Common
                                                 Stock

  PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN IN THE ENCLOSED ENVELOPE. YOUR SHARES WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF THIS CARD IS RETURNED SIGNED WITH NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTORS NAMED ABOVE AND FOR ITEM 2 ABOVE.

  Unless you sign and return this card so that it is received by the Trustee before April 23, 1996 your shares will be voted as provided by the Plan.

                                                     Date: ........., 1996

                                                     .....................

                                                     .....................
                                                     (Please sign EXACTLY
                                                            as your
                                                     name appears hereon)

                                                     When signing as at-
                                                     torney, executor,
                                                     administrator,
                                                     trustee or guardian,
                                                     please give full ti-
                                                     tle. If more than
                                                     one trustee, all
                                                     should sign. All
                                                     joint owners should
                                                     sign.
--------------------------------------------------------------------------------

                        CONFIDENTIAL VOTING INSTRUCTIONS
PROXY                             FARR COMPANY
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 30, 1996

TO: FIRST INTERSTATE BANK OF CALIFORNIA AS TRUSTEE UNDER THE
    FARR COMPANY TRASOP

  I hereby instruct the Trustee to vote (in person or by proxy) all the shares of Farr Company Common Stock which are credited to my account at the Annual Meeting of Stockholders of Farr Company to be held at the offices of the corporation, 2221 Park Place, El Segundo, California, on April 30, 1996 or at any adjournment thereof, on the following matters, as provided in the proxy statement, and upon any other matter which may properly come before the meeting.

            PLEASE MARK YOUR CHOICE LIKE THIS [  ] IN DARK INK AND
                       SIGN AND DATE ON THE REVERSE SIDE

(1) ELECTION OF TWO DIRECTORS [_] Vote FOR ALL (except as marked to the contrary below) [_] WITHHELD for ALL

                   Richard P. Bermingham and Richard L. Farr

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------
(2) PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
    OF FARR COMPANY:

                      FOR [_]   AGAINST [_]   ABSTAIN [_]


                  (Continued and to be signed on other side.)
--------------------------------------------------------------------------------

                                           ----------------------
                                           Shares of Common Stock

  PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN IN THE ENCLOSED ENVELOPE. YOUR SHARES WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF THIS CARD IS RETURNED SIGNED WITH NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTORS NAMED ABOVE AND FOR ITEM 2 ABOVE.

  Unless you sign and return this card so that it is received by the Trustee before April 23, 1996 your shares will be voted as provided by the Plan.

                                                     Date: ........., 1995

                                                     .....................

                                                     .....................
                                                     (Please sign EXACTLY
                                                            as your
                                                     name appears hereon)

                                                     When signing as
                                                     attorney, executor,
                                                     administrator,
                                                     trustee or guardian,
                                                     please give full title.
                                                     If more than one
                                                     trustee, all should
                                                     sign. All joint owners
                                                     should sign.

                                      FARR COMPANY

                     ANNUAL MEETING OF STOCKHOLDERS--APRIL 30, 1996

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned stockholder of Farr Company does hereby nominate, constitute and appoint H. J. Meany and Kenneth W. Gerstner, or either of them, the true and lawful proxies, agents and attorneys of the
P undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said corporation standing in the name of the
R undersigned on its books at the close of business on March 8, 1996 at the Annual Meeting of Stockholders to be held at the offices of the
O corporation, 2221 Park Place, El Segundo, California, on April 30, 1996 or at any adjournment thereof, with all of the powers which would be
X    possessed by the undersigned if personally present, as follows:

Y      IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE
     ELECTION OF MANAGEMENT'S TWO NOMINEES AS DIRECTORS AND FOR THE PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS OF FARR COMPANY.

                                     (Continued and to be signed on other side)

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY       Please mark  [ X ]
WILL BE VOTED FOR THE ELECTION OF MANAGEMENT'S TWO        your votes
NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.                  as this


                                                 WITHHELD
                                        FOR       FOR ALL
1. Election of Directors               [   ]       [    ]
   Robert Batinovich and
   David J. Farr

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)


--------------------------------------


                                        FOR       AGAINST      ABSTAIN
2. Proposal to Amend the 1991          [   ]       [    ]       [    ]
   Stock Option Plan for
   Non-Employee Directors of
   Farr Company:

3. In their discretion, the Proxies
   are authorized to vote upon such
   other business as may properly
   come before the meeting.



                         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 3, 1996 and the Proxy Statement of the same date furnished therewith.


Signature(s) ___________________________   Date _______________________________

NOTE: Please sign name exactly as your name (or names) appear on the stock certificate. When signing as attorney, executor, administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.